SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [  ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6 (e))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11 ( c) or Rule 14a-12

CALIFORNIA FIRST NATIONAL BANCORP
(Name of Registrant as Specified in Its Charter)

CALIFORNIA FIRST NATIONAL BANCORP
(Name of Person(s) Filing Proxy Statement)

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[ ]	Fee paid with previously with preliminary materials.

[ ]
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CALIFORNIA FIRST NATIONAL BANCORP
18201 Von Karman Avenue, Suite 800
Irvine, CA  92612

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 17, 2009

The Annual Meeting of Shareholders of California First National Bancorp will be held at the corporate offices at 18201 Von Karman Avenue, Suite 800, Irvine, California on Tuesday, November 17 at 10:00 a.m., local time.

The Annual Meeting will be held (i) to elect a Board of Directors for the ensuing year, and (ii) to transact such other business as may properly come before the Annual Meeting and at any and all adjournments thereof.  At the Annual Meeting, the Board of Directors of the Company intends to present Patrick E. Paddon, Glen T. Tsuma, Michael H. Lowry, Harris Ravine and Danilo Cacciamatta as nominees for election to the Board of Directors.

Only shareholders of record on the books of the Company at the close of business on October 9, 2009, the record date with respect to this solicitation, will be entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting in person.  If you are unable to do so, please execute the enclosed proxy and return it in the enclosed addressed envelope, since a majority of the outstanding shares must be represented at the meeting in order to transact business.  Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxies.  If you return your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on November 17, 2009

A copy of this Notice of Annual Meeting, the Proxy Statement and the Annual Report on Form 10-K are available on the Internet at www.calfirstbancorp.com/proxy.html.

By Order of the Board of Directors

Glen T. Tsuma
Secretary

Irvine, California
October 23, 2009

CALIFORNIA FIRST NATIONAL BANCORP

CALIFORNIA FIRST NATIONAL BANCORP
18201 Von Karman Avenue, Suite 800
Irvine, CA  92612

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 17, 2009

PROXY STATEMENT
SOLICITATION OF PROXIES

GENERAL INFORMATION AND VOTING PROCEDURES

The accompanying proxy is solicited by the Board of Directors of California First National Bancorp (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at the Company's corporate offices at 18201 Von Karman Avenue, Suite 800, Irvine, California on Tuesday, November 17, 2009, 10:00 a.m., local time, and at any and all adjournments thereof.  All shares represented by each properly executed and unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein.  Where no specification is made on a properly executed and returned proxy, and unless otherwise indicated in this proxy statement, the shares will be voted FOR the election of all nominees for Directors named in the proxy. Any shareholder has the power to revoke his or her proxy at any time before the Annual Meeting.  A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by a subsequent proxy executed by the person executing the proxy and presented to the Annual Meeting or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

This Proxy Statement is being mailed to the Company's shareholders on or about October 23, 2009. The solicitation of proxies will be made by mail and expenses will be paid by the Company, and will include forwarding solicitation materials regarding the meeting to beneficial owners of the Company's Common Stock.  Further solicitation of proxies may be made by telephone or oral communication with some shareholders. All such further solicitation will be made by the Company's regular employees who will not receive additional compensation for that solicitation. The mailing address of the Company's principal executive office is 18201 Von Karman Avenue, Suite 800, Irvine, California 92612.

Outstanding Shares and Voting Rights

Only holders of record of the 10,181,760 shares of the Company's Common Stock outstanding at the close of business on October 9, 2009, the record date with respect to this solicitation, will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock of the Company entitled to vote at the meeting must be represented in person or by proxy at the Meeting. Shares represented by proxies that reflect abstentions or “broker non-votes” (shares held by a broker or nominee which are represented at the Meeting, but with respect to which the broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, and therefore will have the same effect as a negative vote, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

No shareholder will be entitled to cumulate votes (i.e., cast for any candidate for election to the Board of Directors, a number of votes greater than the number of the shareholder’s shares) unless the names of the candidate or candidates for whom votes will be cumulated have been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to voting, of the shareholder's intention to cumulate votes.  If any one shareholder has given such notice, all shareholders may cumulate their votes for candidates who have been nominated.  If voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected and the votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder may determine.  In the event of cumulative voting, the proxy holders intend to distribute the votes represented by the proxies solicited hereby in such proportions as they see fit.  If the voting is not conducted by cumulative voting, each share will be entitled to one vote and the holders of the majority of the shares voting at the meeting will be able to elect all of the directors if they choose to do so. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.  On all other matters, each share is entitled to one vote.

OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth, as of October 9, 2009, certain information as to the number of shares of the Company's Common Stock beneficially owned by each person who is known by the Company to beneficially own more than five percent of the outstanding shares of the Company's Common Stock, by each director, by our Chief Executive Officer, Chief Financial Officer and three other highest paid officers of the Company or its subsidiaries with policy making authority (“Named Executive Officers”), and all directors and Named Executive Officers as a group.

Name and Address of Beneficial Owners (1)	Amount of the Company's Common Stock Beneficially Owned	Percent of the Company's Common Stock Beneficially Owned
Principal Shareholders
Patrick E. Paddon (also Director)	6,495,409 (2)	63.8%
Glen T. Tsuma (also Director)	1,344,422	13.2%
Independent Directors
Michael H. Lowry	33,086 (3)	*
Harris Ravine	31,086 (4)	*
Danilo Cacciamatta	39,063	*

Named Executive Officers
S. Leslie Jewett	224,207 (5)	2.2%
Michael L. McClendon	34,629 (6)	*
Bedros (Peter) Aharonyan	32,816 (7)	*

Directors and Named Executive Officers, as group (8 persons)	8,234,718	80.9%

*	Less than one percent
1)	The address of each shareholder is 18201 Von Karman Avenue, Suite 800, Irvine, CA 92612, unless otherwise noted above.
2)	Excludes 71,565 shares held by Mr. Paddon’s children, as to which Mr. Paddon disclaims any beneficial interest.
3)	Includes options to purchase 23,086 shares, which are exercisable within 60 days of October 9, 2009.
4)	Includes options to purchase 23,086 shares, which are exercisable within 60 days of October 9, 2009.
5)	Includes options to purchase 115,432 shares, which are exercisable within 60 days of October 9, 2009.
6)	Includes options to purchase 34,629 shares, which are exercisable within 60 days of October 9, 2009.
7)	Includes options to purchase 32,716 shares, which are exercisable within 60 days of October 9, 2009.

ITEM 1

ELECTION OF DIRECTORS

Directors are elected at each Annual Meeting of Shareholders and hold office until their respective successors are duly elected and qualified. It is the intention of the persons named in the enclosed form of proxy, unless the proxy specifies otherwise, to vote the shares represented by the proxy FOR the election of the nominees set forth below.  Although it is anticipated that each nominee will be available to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Company's Board of Directors.

Director Nominees

The nominees for the Board of Directors, all of whom are directors standing for re-election, are set forth below. Certain information as of October 9, 2009 with respect to the nominees, including the number of shares of the Company's Common Stock beneficially owned by each of them as of October 9, 2009, is previously set forth under "Ownership of Principal Shareholders, Directors and Management".

Patrick E. Paddon, age 58, founded the Company in 1977 and has served as the President and a Director of the Company since its inception.  Prior to 1977, Mr. Paddon was the Manager of Corporate Planning and Budgets at Business Systems Technologies, a manufacturer of IBM plug-compatible peripheral equipment. Mr. Paddon is the spouse of Ms. Jewett.

Glen T. Tsuma, age 56, joined the Company in May 1981 and has been Chief Operating Officer since August 1989 and Secretary since October 1991.  Prior to joining the Company, he was an audit manager with Arthur Young & Company.

Michael H. Lowry, age 64, was elected to the Board of Directors in August 1992. Mr. Lowry is a Managing Director of Nomura Securities International, Inc., an investment banking firm. Prior to joining Nomura Securities in February 1994, Mr. Lowry had been employed by the investment banking firm of Bear Stearns & Co., Inc. from 1991 to 1993 and by the investment banking firm of Kidder, Peabody & Co. Incorporated from 1970 to 1990.

Harris Ravine, age 66, was elected to the Board of Directors in February 1994, and has been Chairman of the Board of our subsidiary, California First National Bank (“CalFirst Bank”), since May 2001. Mr. Ravine currently is a Managing Director with The Ravine Group, an advisory services and investment firm. From May 2003 to July 2005, Mr. Ravine was the Chief Executive Officer of Fischer Imaging Corporation (“Fischer”), a manufacturer of x-ray medical equipment. On August 22, 2006, as part of a plan for the sale of assets and liquidation, Fischer filed a petition under Chapter 11 of title 11 of the United States Code.  Mr. Ravine was a Partner of Meritage Associates LLP from April 2002 to April 2003. Prior to joining the Company’s Board, Mr. Ravine was employed by Storage Technology Corporation, a computer manufacturer, in various capacities, including Executive Vice President, Chief Administrative Officer and Group Officer for Midrange Markets from June 1992 to January 1994.

Danilo Cacciamatta, age 63, was elected to the Board of Directors in June 2001 and has been a member of the Board of CalFirst Bank since May 2001. Mr. Cacciamatta is the Chief Executive Officer of Cacciamatta Accountancy Corporation, a position he has held for more than the past five years. Prior to forming Cacciamatta Accountancy Corporation, Mr. Cacciamatta was employed by KPMG Peat Marwick from 1972 to 1988 in a variety of positions, including audit partner from 1980 to 1988. Mr. Cacciamatta is a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants.

Named Executive Officers

Information on Named Executive Officers who are not directors included above, is as follows:

S. Leslie Jewett, age 54, joined the Company in September 1991 as Vice President - Finance.  In April 1994, Ms. Jewett was named Chief Financial Officer of the Company and has been a member of the Board of CalFirst Bank since May 2001. From 1981 to 1990, she held various management positions at Kidder, Peabody & Co. Incorporated, including Senior Vice President, Corporate Finance. Ms. Jewett has a BA from Swarthmore College and an MBA from Stanford University.  Ms. Jewett is the spouse of Mr. Paddon.

Michael L. McClendon, age 61, has been Senior Vice President – Credit of the Company’s subsidiary, California First Leasing Corporation, since its formation in 2001. Mr. McClendon joined the Company in November 1992 and became Senior Vice President – Finance in July 1996. Prior to joining the Company, he held various credit and operation management positions with Chrysler Capital Corporation for nine years.

Peter Aharonyan, age 60, joined CalFirst Bank in July 2003 as President, Chief Executive Officer and a director.  Prior to joining CalFirst Bank, Mr. Aharonyan was Executive Vice President with AIG Life Companies from 1999 to 2001 and held various positions with Chase Manhattan Bank and its predecessors from 1985 to 1999, including Chief Executive Officer of Chase Insurance Group from 1996 to 1999.

CORPORATE GOVERNANCE POLICIES AND PRACTICES

Over 60% of the Company’s Common Stock is owned by Patrick Paddon, our Chairman and Chief Executive Officer, and therefore, the Company is a “controlled company” and exempt from complying with certain corporate governance requirements required by The NASDAQ Stock Market, Inc. (“NASDAQ”), such as a majority independent board and compensation and nominating committees composed solely of independent directors. Notwithstanding such exemption, a majority of the Board of Directors is independent and the Company’s independent directors review and approve compensation matters related to the Named Executive Officers. The position of Chairman of the Board of Directors and Chief Executive Officer are both held by Mr. Paddon.

It is the intent of the Company to conduct its business operations in accordance with the highest degree of integrity and ethical standards. As a result, the Company holds its employees, officers and directors to an explicit Code of Ethics and requires reporting of conflicts with or breaches of this code. The Company also has adopted a Code of Ethics for Senior Financial Management and has obtained executed agreements related to such policy from its chief executive officer, chief financial officer, principal accounting officer and compliance and internal audit officer. A copy of each Code of Ethics is available for review under the Corporate Governance section of the Company’s web site at Calfirstbancorp.com. Any waivers from the Code of Ethics for Senior Financial Management must be reviewed by the Audit Committee and will be disclosed on the website.

Director Independence

The Board of Directors has determined that Messrs. Lowry, Ravine and Cacciamatta are considered to be “independent directors” in accordance with guidelines established by NASDAQ, and it has determined that none of them has a material relationship with the Company that would impair their independence from management or otherwise compromise their ability to act as an independent director.

Nomination of Directors

In light of the Company’s position as a controlled company, the size of the Board of Directors and the fact that vacancies occur infrequently, the Board of Directors has determined that a nominating committee is not necessary. Generally, director nominees are recommended to the full Board of Directors by the Company’s Chairman and Chief Executive Officer, Patrick Paddon, and the entire Board of Directors is responsible for selecting nominees for election as directors. With respect to the selection of director nominees at the 2009 Annual Meeting of Shareholders, Mr. Paddon recommended the Board nominate the five directors currently serving on the Board.

Director Meetings

The Company’s business is conducted by management under the direction and oversight of the Board of Directors. The Board of Directors holds regularly scheduled quarterly meetings, with Audit Committee meetings generally occurring at the same time, as necessary. In accordance with NASDAQ governance requirements, at each quarterly board meeting time is available for the independent directors to meet without management present. The Board of Directors met five times during the year ended June 30, 2009, with all directors participating in all board meetings held during the year and acted six times by written consent.

The Company has no formal policy on director attendance at the annual meeting of stockholders, but generally tries to schedule the annual meeting to coincide with the regularly scheduled quarterly meeting of the board. As in years past, no unaffiliated shareholders attended the 2008 annual meeting.

Audit Committee

The Audit Committee of the Board of Directors is made up of only the independent directors identified above. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the committee, and further that Mr. Cacciamatta is an “audit committee financial expert” as that term is defined in regulations issued by NASDAQ pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee has responsibility for oversight of: (a) the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, (b) the Company's systems of internal accounting and financial controls, and (c) the annual audit of the Company's financial statements. The Audit Committee has the sole authority and responsibility for selecting the firm of independent public accountants to be retained by the Company to perform the audit and meets at least quarterly with the independent public accountants. The Audit Committee must approve, in advance, all non-audit fees paid to the independent accountants and review and approve all related-party transactions. The Audit Committee has authority to engage legal counsel or other experts or consultants, as it deems appropriateto carry out its responsibilities. The Audit Committee held four meetings in person or by telephone during fiscal 2009. All Audit Committee members participated in these meetings. The Board of Directors adopted an Audit Committee Charter in June 2000, which was amended in August 2002 and subsequently amended and restated on October 22, 2004.

The Audit Committee also reviews the Company’s risk assessment and risk management policies, and approves an annual plan for internal and external audits to be conducted that is derived from such assessments.

Communication with the Board of Directors

Stockholders who wish to communicate with the Board of Directors or one or more individual Directors may do so by writing to such Director or Directors at the Company’s corporate headquarters: c/o Corporate Secretary, California First National Bancorp, 18201 Von Karman Avenue, Irvine CA 92612.  Stockholders and employees who wish to contact the Board of Directors or any member of the Audit Committee to report questionable accounting or auditing matters may do so anonymously by using the address above and addressing the communication to the Audit Committee, or by communicating by email to auditcommittee@calfirstbancorp.com. Any written request so received will be handled in accordance with procedures approved by the Board of Directors.

Section 16(a) of the 34 Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and any persons holding 10% or more of the Company's Common Stock to report their ownership of Common Stock and any changes in that ownership to the Securities and Exchange Commission.  Based upon a review of information furnished to the Company for the fiscal year ended June 30, 2009, all required forms were filed on a timely basis.

Transactions With Related Persons

Apart from service as an executive officer or on the Board of Directors, there are no additional relationships between the Company and any Related Person, nor are there any related party transactions between any Related Persons and the Company. A "Related Person" is any director or executive officer of the Company, any shareholder owning in excess of 5% of the total equity of the Company, and any "immediate family member" of any such person. The Company does not have a written policy regarding Related Person Transactions because the Company has not, and does not expect to, engage in any Related Person Transactions other than in rare circumstances. Any Related Person Transaction would be considered based on facts and circumstances at such time.

The Company’s subsidiary, CalFirst Bank is an FDIC-insured national bank that gathers deposits through the offer of money market, savings and checking accounts, as well as certificates of deposits. Some of our Related Persons maintain deposit accounts with CalFirst Bank. None of these transactions are considered “material Related Person transactions” under Item 404 of Regulation S-K because the transactions involved CalFirst Bank as a depositary of funds.

Director Compensation

The following table summarizes director compensation during fiscal year 2009. Each non-employee director is paid an annual retainer of $20,000, payable quarterly, plus expenses for service on the Company or CalFirst Bank’s Board.  Directors who are employees of the Company do not receive any fees for their services as directors and are not listed in the table. Directors are entitled to participate in the Company’s 1995 Stock Option Plan. During fiscal 2009, there were no stock option grants issued to Directors.

	DIRECTOR COMPENSATION
Name	Fees Earned Or Paid in Cash	Stock Awards (1)	All Other Compensation	Total
Michael H. Lowry	$20,000	-	-	$20,000
Harris Ravine	$20,000	$6,746	-	$26,746
Danilo Cacciamatta	$20,000	-	-	$20,000

(1)
Amounts represent the expensed fair value of stock options recorded under SFAS 123(R) as discussed in Note 9 to the Company's financial statements included in the Company's Annual Report on Form 10-K. The full grant date fair value for Mr. Ravine was $66,745 as determined by SFAS No. 123(R). Options granted to Mr. Cacciamatta and Mr. Lowry were fully vested prior to the beginning of fiscal 2009.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

The Company's compensation practices for the Named Executive Officers have generally been designed to bind the interests of the Company's key executives to the long-term performance of the Company and its shareholders. The Company tries to achieve overall compensation levels that are sufficiently competitive to retain talented executives and motivate those executives to achieve superior results while protecting the interests of the shareholders. The Company believes that compensation should be set at responsible levels consistent with the Company’s focus on controlling costs.

Compensation for all Named Executive Officers is comprised primarily of 1) base salary, 2) equity participation through common stock ownership or common stock options, and 3) certain perquisites. Of the five Named Executive Officers set forth in the tables below, two are the Company’s largest shareholders and together control approximately 77% of the Company’s common stock. All of the Named Executive Officers are involved in the credit approval and commitment process. With their substantial interest in the Company’s equity, the Company believes the Named Executive Officers will focus on the long-term prudent growth of the Company and its earnings potential. The Company does not maintain an incentive plan for these officers that promotes the growth of assets, as the Company believes such a program might result in short-term asset growth without consistency in asset and earnings quality. Given the nature of the Company’s accounting model and income recognition, incentive plans based on current period earnings are avoided as a large portion of earnings are related to and impacted by decisions and activities that occurred in prior years. Therefore, compensation assessment is based on more subjective factors related to the quality and development of the Company’s portfolios, management of people and operations. Performance based incentive plans are in place for sales and finance professionals not directly engaged in the credit approval and policy making process.

The Company believes that the cash compensation paid to the Company's Named Executive Officers is generally less than that paid to others in comparable positions. The base compensation for Mr. Paddon and Mr. Tsuma reflects their status as significant shareholders of the Company. The equity ownership of the Company's key executive officers is generally greater than other comparable companies, with the key executive officers of the Company beneficially owning approximately 79% of the Company's common stock outstanding.  Through having a substantial portion of each executive's long-term compensation derived from participation in the Company's common stock, the Company believes that the financial interests of the executive officers are aligned with those of the Company's other shareholders.

Compensation Matters and Insider Participation

The Company does not have a formal compensation committee. Base salaries for the Named Executive Officers are established according to the particular position of the individual executive, the current economic and business circumstances of the Company, and competitive conditions in the employment marketplace. To assess the compensation levels of each Named Executive Officer relative to their peers, management examines the compensation plans of other public leasing companies, comparable financial service firms and similar middle market companies. While management considers the compensation practices of peer companies when evaluating compensation, including base salaries and equity incentives, the Company tailors its compensation decisions to reward adherence to its own strategies and long-term objectives. The Company has not engaged any independent consultants to advise management or the Board on compensation matters.

Based on management's analysis, compensation recommendations for the executive officers are presented to the independent directors for review and approval. The independent directors are not bound to management's recommendations with respect to executive officer compensation. The independent directors have approved the compensation of the chief executive officer for the past five years. Beginning in fiscal 2007, the independent directors also reviewed the compensation of the Named Executive Officers not previously included as executive officers of the Company, and took into account the recommendations of the Chief Executive Officer in reviewing and approving the overall compensation of such officers.

The entire Board of Directors, including Mr. Paddon and Mr. Tsuma continue to approve the grant of stock options.

Summary Compensation Table

The following summary compensation table discloses compensation paid by the Company to the Named Executive Officers for the fiscal years ended June 30, 2009 and 2008, respectively. During fiscal 2009, in light of general economic conditions and declining new business volumes, the Company reduced compensation and eliminated certain perquisites for its Named Executive Officers with the intent of lowering the overall compensation by 5% on an annualized basis..

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)	Total
Patrick Paddon	2009	$180,000	-	-	$29,679	$209,679
President and Chief	2008	$180,000	-	-	$35,731	$215,731
Executive Officer
Glen T. Tsuma	2009	$180,000	-	-	$13,974	$193,974
Chief Operating Officer	2008	$180,000	-	-	$14,378	$194,378
S. Leslie Jewett	2009	$270,000	-	-	$13,852	$283,852
Chief Financial Officer	2008	$275,000	-	-	$22,034	$297,034
Michael McClendon	2009	$270,000	-	-	$2,700	$272,700
Senior Vice President- Credit	2008	$275,000	-	$1,118	$14,000	$290,118
California First Leasing Corp.
Peter Aharonyan	2009	$240,000	-	$3,398	$5,597	$248,995
President and CEO	2008	$240,000	-	$40,781	$8,000	$288,781
California First National Bank

(1)
Amounts represent the expensed fair value of stock options recorded during fiscal 2009 and 2008, respectively,  under SFAS 123(R) as discussed in Note 11 to the Company's financial statements included in the Company's Annual Report on Form 10-K. The full grant date fair value for Mr. McClendon and Mr. Aharonyan was $77,455 and $133,418, respectively, as determined by SFAS No. 123(R). Options granted to Mr. Paddon, Ms. Jewett and Mr. McClendon were fully vested prior to the beginning of fiscal 2009. Amounts reflect the accounting expense for these awards and do not correspond to the actual value that may be recognized by the Named Executive Officer.

(2)	Includes the Company’s contribution under the Company's 401(k) Plan, value of car allowance payments, certain professional fees paid by the Company, and club memberships.

Option Grants

There were no stock option grants issued to Named Executive Officers during fiscal 2009.  The following table summarizes the unexercised stock options held by each Named Executive Officer at the end of fiscal 2009.

	OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END
	Option Awards
Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date
S. Leslie Jewett	57,716	-	$10.40	8/13/2009
	115,432	-	$ 5.20	4/26/2011
Michael McClendon	23,089	-	$ 8.01	8/04/2010
	11,543	-	$12.13	8/01/2012
Peter Aharonyan	32,716	-	$ 8.81	7/28/2013

The following table summarizes the stock options exercised by a Named Executive Officer during fiscal 2009.

	Option Awards
Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise ($) (1)
Michael McClendon	11,543	$20,104

(1)	The value realized upon exercise is from non-qualified stock options, which are taxable upon exercise. As a result, all amounts are presented pre-tax.

Other Benefits

The Company’s Named Executive Officers are eligible to receive the same health benefits that are available to other employees and a contribution to their benefit premium that is the same as provided to other employees. The Company maintains a tax-qualified 401(k) Plan, which provides for broad-based employee participation. All employees are eligible to receive non-discretionary matching contributions by the Company in an amount equal to 50% of the employee’s pretax contributions, subject to a maximum of $2,000. The only special benefits provided the Named Executive Officers included the lease of a car for the officers’ use, or a car allowance (which were eliminated in January 2009), payment of certain tax preparation fees (approved by the audit committee), payment of health club membership fees and the payment of a business club membership which is predominantly used for corporate or other business purposes. All these costs are included in the column labeled "All Other Compensation" in the Summary Compensation Table above.

The Company has not entered into any employment agreements with any of the Named Executive Officers and all Named Executive Officers are considered “at will” employees. The Company has no commitments for payments to be made or benefits provided in the event the employment of the Named Executive Officer is terminated, except in the case of Mr. Aharonyan. In the event that there is a change in control of CalFirst Bank or the Company, and Mr. Aharonyans’s position as President of CalFirst Bank is eliminated or materially modified, he is eligible for 1) a salary continuation for six months and 2) all options set forth in the table above that have not previously become exercisable shall become immediately exercisable.

The Company does not maintain or make contributions to a defined benefit plan for any employees.  The Company indemnifies each of the executive officers to the fullest extent permitted under California law against expenses and, in certain cases, judgments, settlements or other payments incurred by the officer or director in suits brought by the Company, derivative actions brought by shareholders and suits brought by other third parties related to the officer’s or director’s service to the Company.

Compensation Report

The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Board of Directors recommended that the Compensation Discussion and Analysis be included in this proxy statement.

Patrick E. Paddon	Glen T. Tsuma	Harris Ravine	Michael H. Lowry	Danilo Cacciamatta

AUDIT COMMITTEE REPORT

The material in this report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

Although the Audit Committee oversees the financial reporting process on behalf of our Board of Directors, consistent with the Audit Committee’s written charter, management has the primary responsibility for preparation of our consolidated financial statements in accordance with generally accepted accounting principles, disclosure controls and procedures and our system of internal control over financial reporting. Our independent registered public accounting firm, Vavrinek, Trine, Day & Co., LLP (“VTD”) is responsible for auditing the annual financial statements prepared by management.

The Audit Committee has reviewed and discussed with management and VTD the June 30, 2009 audited financial statements and management’s assessment of the effectiveness of our internal control over financial reporting as of June 30, 2009. Prior to the commencement of the audit, the Audit Committee discussed with management and VTD the overall scope and plans for the audit. Subsequent to the completion of the audit and each of the quarterly reviews, the Audit Committee discussed with VTD, with and without management present, the results of their examinations or reviews.

In addition, the Audit Committee discussed with VTD the matters required to be discussed by Statements on Auditing Standards No. 61, “Communication with Audit Committees” as amended by Statement on Auditing Standards No. 90, “Audit Committee Communications.” The Audit Committee has also received the written disclosures and the letter from VTD required by applicable requirements of the Public Company Accounting Oversight Board (“‘PCAOB”) for independent auditor communications with Audit Committees concerning independence. The Audit Committee discussed with VTD its independence from us and our management and considered the compatibility of non-audit services with the independent auditors’ independence.

Based upon the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2009 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Company's Board of Directors,

Harris Ravine	Michael H. Lowry	Danilo Cacciamatta

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of Vavrinek, Trine, Day & Co., LLP, the Company's independent registered public accounting firm for the year ended June 30, 2009 and quarterly reviews for fiscal 2009, are expected to be available to respond to appropriate questions at the Annual Meeting and to make such statements as they may desire.

Fees Billed for Services Rendered by Vavrinek, Trine, Day  & Co., LLP

Audit Fees totaled $96,000, which included fees for the audit of the Company’s financial statements for fiscal year 2009, quarterly review of interim financial statements, and consultations on accounting matters.

No amounts were paid to VTD for Audit Related, Tax or Other Fees and Fees expenses.

ANNUAL REPORT AND OTHER SEC FILINGS

The Annual Report on Form 10-K for the fiscal years ended June 30, 2009, including the financial statements and schedule thereto, as filed with the Securities and Exchange Commission, has been included in the Company’s Annual Report, which accompanies this Proxy Statement.

Under rules of the Securities and Exchange Commission, to minimize mailing costs the Company may send a single set of annual reports and proxy statements to any household at which two or more shareholders reside if they appear to be members of the same family. A number of brokerage firms have also instituted this practice with respect to the delivery of documents to shareholders residing at the same address. With this practice, however, each shareholder continues to receive a separate proxy card for voting. Any shareholder affected by this practice that desires to receive multiple copies of annual reports and proxy statements in the future can communicate by email to investorrelations@calfirstbancorp.com or should call Investor Relations at 949-255-0500.

PROPOSALS OF SHAREHOLDERS

All proposals of shareholders intended to be presented at the Company's 2010 Annual Meeting of Shareholders must be directed to the attention of and received by the Secretary of the Company, at the address of the Company set forth on the first page of this Proxy Statement, before June 30, 2010 if they are to be considered for inclusion in the Proxy Statement and form of Proxy used in connection with the meeting, in accordance with the rules and regulations of the Securities and Exchange Commission.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matters that will be acted upon at the Annual Meeting.  If any other matters are properly presented for action at the Annual Meeting or any adjournment thereof, proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

By Order of the Board of Directors

Glen T. Tsuma
Secretary
Irvine, California
October 23, 2009

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirectR at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Ú FOLD AND DETACH HERE Ú

CALIFORNIA FIRST NATIONAL BANCORP
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR ANNUAL MEETING NOVEMBER 17, 2009

        The undersigned, a shareholder of CALIFORNIA FIRST NATIONAL BANCORP, a California corporation, acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and the Annual Report to Shareholders for the year ended June 30, 2009 and revoking any proxy previously given, hereby constitutes and appoints Patrick E. Paddon and Glen T. Tsuma his true and lawful agents and proxies with full power of substitution in each to vote the shares of Common Stock of CALIFORNIA FIRST NATIONAL BANCORP standing in the name of the undersigned at the Annual Meeting of Stockholders of CALIFORNIA FIRST NATIONAL BANCORP to be held at the California First National Bancorp's corporate offices at 18201 Von Karman Avenue, Suite 800, Irvine, California on Tuesday, November 17, 2009 at 10:00 A.M. and at any adjournment thereof on all matters coming before said meeting.

Address Change/Comments (Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
(Continued and to be marked, dated and signed, on the other side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY

CALIFORNIA FIRST NATIONAL BANCORP
VOTE BY MAIL
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage paid envelope

Ú FOLD AND DETACH HERE Ú

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS.
Please Mark your votes as indicated in the example	☒
		FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
1.	ELECTION OF DIRECTORS	☐	☐	☐	2. In their discretion upon any other matters as may properly come before the meeting.
Nominees:
01 Patrick E. Paddon, 02 Glen T.Tsuma, 03 Michael H. Lowry, 04 Harris Ravine and 05 Danilo Cacciamatta.

(INSTRUCTIONS: To withheld authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)

*Exceptions

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature ______________________________	Signature ______________________________	Date ________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.